LEASE AGREEMENT

1.       PARTIES

         THIS LEASE AGREEMENT made this 15th day of May, 1990, by and between STS Buildings Associates, L.P., whose address is 777 South Flagler Drive, Phillips Point, West Tower, Suite 1400, West Palm Beach, FL 33401, hereinafter referred to as LANDLORD, and Kos Pharmaceuticals, Inc., a Florida corporation whose address is 801 Brickell Avenue, Miami, FL 33131, hereinafter referred to as TENANT.

                                   WITNESSETH

2.       DEMISED PREMISES

         LANDLORD hereby demises and leases unto TENANT, and TENANT hereby leases from LANDLORD, those certain premises situated in the County of Broward, State of Florida, identified as


                            Suite 140
                            Two Oakwood Boulevard
                            Hollywood, Florida 33020


(hereinafter referred to as either the "Demised Premises" or "Premises") of that certain building known as Oakwood Business Center Phase II, (the "Building") located at Two Oakwood Boulevard, Hollywood, Florida 33020, which Demised premises are outlined in red on the plan attached hereto and marked Exhibit "A". The "Rentable Area of the Premises" is hereby stipulated and mutually agreed to by the parties to be Four Thousand Four Hundred Ninety (4,490) square feet, whether the same should be more or less as a result of completion of the Premises by Landlord for occupancy or for any other reason. The "Rentable Area of the Building" in which the Premises are located is hereby stipulated and mutually agreed to by the parties to be Fifty One Thousand Seven Hundred Twelve (51,712) square feet.

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3.       TERM

         Landlord will notify Tenant ten (10) days prior to completion of Demised Premises and the Term of this Lease will commence ten (10) days after completion of Demised Premises and shall end (unless sooner terminated as hereinafter provided) five (5) years after the last day of the first month of the term of this Lease. The parties hereto agree to execute, within thirty (30) days after the COMMENCEMENT DATE hereof, Supplement I to this Lease, in the form attached hereto, fixing the definite dates of commencement and expiration of the term of this Lease. By occupying the Demised Premises as a TENANT, or by installing fixtures or equipment or by performing finishing work, TENANT shall be deemed to have accepted the Demised Premises "AS IS" and to have acknowledged that the Demised Premises are in the condition required by this Lease, excepting conditions that cannot be observed or known about prior to occupancy up to a period of four (4) months after issuance of Certificate of Occupancy, latent defects or omissions in LANDLORD'S construction.

4.       TENANT'S PLANS AND SPECIFICATIONS:

         TENANT agrees to cooperate with the LANDLORD in preparing plans and specifications covering all work to be done by or for TENANT (as provided in Exhibit "B" of this Lease captioned "Leasehold Improvements") in the Demised Premises. Such plans and specifications shall be prepared at LANDLORD'S sole expense by a duly licensed architect or engineer selected by LANDLORD, in such detail as LANDLORD may reasonably require, and TENANT agrees that no work shall commence on any of the aforesaid Leasehold Improvements until LANDLORD and TENANT have approved such plans and specifications in writing, which plans and specifications when so approved shall be designated Exhibit "B" and attached hereto and made a part hereof by reference. TENANT shall schedule and complete a meeting with LANDLORD'S architect for the purpose of providing any information, including TENANT'S finish schedule, required by LANDLORD'S architect in order for him to prepare the plans and specifications. Such meeting shall be scheduled by TENANT not later than ten (10) days from the date of such request by LANDLORD. TENANT also agrees to cause its review of the plans and specifications provided by LANDLORD to be completed and any comments thereon to be provided to LANDLORD within ten (10) days from delivery of same by LANDLORD to TENANT. TENANT shall furnish TENANT's finishing specifications within twenty (20) days from the date TENANT and LANDLORD agree upon final plans and specifications for the Demised Premises. In the event that TENANT fails to perform its obligations within the time

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period set forth herein, then TENANT shall be deemed to have approved the plans and specifications submitted to TENANT for review and TENANT shall have no further time to approve same. LANDLORD and TENANT agree to cooperate with each other in good faith to finalize the plans and specifications and finishing specifications for the Demised Premises, all of which shall be subject to the approval of both LANDLORD and TENANT, which approval shall be granted in good faith and which shall not be unreasonably withheld.

         Any changes to TENANT's plans and specifications requested by TENANT, after same have been approved in their final form by LANDLORD and TENANT, shall be subject to LANDLORD's approval and, if LANDLORD so approves same, TENANT shall pay any extra costs that my be incurred by LANDLORD as a result of such change immediately upon request therefor.

         In the event that TENANT fails to act promptly or in good faith with regard to plans and specifications in accordance with the schedules set forth in this paragraph, LANDLORD at its option may cancel this Lease by giving written notice thereof to TENANT within ten (10) days of the expiration of any such schedule.

5.       BASE RENT

         The annual Base Rent shall be Forty Nine Thousand Three Hundred Eight and 60/100 ($49,308.60) DOLLARS and shall be paid by TENANT to LANDLORD at its principal office or that of its agent or at any other place hereafter designated in writing by LANDLORD, in equal monthly installments of Four Thousand One Hundred Nine and 05/100 ($4,109.05) DOLLARS, on or before the first day of each month during the term hereof.

         The first month's Base Rent shall be paid simultaneously with execution of this Lease, receipt of which is hereby acknowledged by LANDLORD. On the Commencement Date, TENANT shall pay a pro rata amount of rent, if any, for the period from the Commencement Date to the first day of the next calendar month. TENANT shall promptly pay any and all Rent due hereunder at the times and at the address for LANDLORD stated above. TENANT shall promptly pay charges for work performed on order of TENANT and any other charges that accrue under this Lease. If any part of the Rent or other charges shall remain due and unpaid for five
(5) days after the same become due and payable, LANDLORD shall have the option (in addition to all other rights and remedies available to it by law and in equity) of assessing against TENANT a "late charge" equal to five (5) cents for every dollar of Rent which is past due, which

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late charge assessment shall be deemed to be Additional Rent. The term Annual
Base Rent may hereinafter by referred to as "Base Rent", "Annual Base Rent", or "Rent".

         LANDLORD shall have the option to assess a charge against TENANT, if any of TENANT's payment checks shall be returned to LANDLORD marked "NSF" for insufficient funds, in the amount of $25.00. Additionally, if at any time during the Term of this Lease, including any extensions or option terms, LANDLORD shall receive any two payment checks from TENANT returned to LANDLORD marked "NSF" then LANDLORD may demand that TENANT make the balance of its rental payments by cashier's check.

         TENANT may be instructed by LANDLORD to make rental payments to a "lock box", at Southeast Bank or such other institution as LANDLORD may designate. Due to the nature of the handling of such payments, those which LANDLORD would normally not accept under the below circumstances may be deposited in LANDLORD's account anyway.

         Therefore, in the event that the payment made by TENANT is in an amount which is less than what is due or, in the event that TENANT has received a statutory notice and failed to comply with its demands and/or litigation is pending concerning TENANT's nonpayment of rent or as a result of other defaults by TENANT under the Lease, then, notwithstanding the fact that the rental payment received may be deposited in LANDLORD's "lockbox" at Southeast Bank or such other institution utilized for this purpose by LANDLORD, same SHALL NOT BE DEEMED ACCEPTED unless and until the default which is the subject of the above actions is cured to the satisfaction of the LANDLORD and as provided under the Lease and Florida law. Such DEPOSITED BUT UNACCENTED RENTAL PAYMENT(S) will be refunded to TENANT on a LANDLORD issued check within a reasonable time after such deposit is made. Such deposit of TENANT's check, under the above circumstances, shall in no way prejudice LANDLORD's rights under Florida law and/or the Lease.

6.       ADDITIONAL RENT

         (A) In addition to Base Rent, TENANT shall, for each calendar year or portion thereof, pay to LANDLORD "additional Rent" equal to "TENANT's Proportionate Share" (as hereinafter defined) of the aggregate of "(Operating Expenses" (as hereinafter defined) for the Building and Premises, "Insurance" (as hereinafter defined), and "Taxes" (as hereinafter defined) for the applicable calendar year.

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                  (i) "TENANT's Proportionate Share" shall mean the percentage which the then current Rentable Area of the Premises bears to the total Rentable Area of the Building, which share is hereby stipulated and agreed to be 8.7%.

                  (ii) "Taxes" shall mean all impositions, taxes, assessments (special or otherwise) and other governmental liens or charges of any and every kind, nature and sort whatsoever, ordinary and extraordinary, foreseen and unforeseen, and substitutes therefor (except only LANDLORD's income taxes) attributable in any manner to the Building and the land upon which it is situated or which is used in conjunction with the Building (the "Land"), or any part thereof, or any use thereof, or any equipment, fixtures or other facility located therein or thereon or used in conjunction therewith, and including all costs incurred by LANDLORD in contesting same and/or negotiating with public authorities as to same. If the Building and/or Land is for any reason included along with properties in a particular tax bill, then LANDLORD shall equitably apportion the tax billed among all properties covered by the particular tax bill.

                  (iii) "Insurance" shall mean the cost to LANDLORD of all casualty (including all extended coverages), liability, flood, hazard, workmen's compensation, rent loss, and other insurance maintained by LANDLORD, in LANDLORD's sole discretion, on the Building and Land and/or LANDLORD's personal property used in connection therewith.

                  (iv) "Operating Expenses" shall mean the total cost and expense incurred in operating, repairing and maintaining the Building and Land, excluding only Taxes and Insurance. Operating Expenses shall include, without limitation, window cleaning, pest control, inspection and maintenance of fire and alarm and protection systems, community association fees (if any), gardening and landscaping, the cost of repairs and maintenance of the Building, parking area surfacing and striping, lighting, equipment, sanitary control, removal of trash, rubbish, garbage and other refuse, sewerage facilities, utility lines and drainage facilities, water, sewer, electric and other utilities not directly paid for by tenants of the Building, painting, depreciation of machinery and equipment used in such maintenance, the cost of management and administration and the cost of personnel to implement services and to police the Building and Land. Operating Expenses shall not include any cost or expense for which LANDLORD is entitled to be reimbursed by an insurance company or any other tenant of the Building.

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         Operating Expenses also shall not include any cost or expense for replacement of elevators/escalators, initial cost of interior and exterior landscaping, contributions to local civic organizations, income or corporate taxes, capital gains taxes, inheritance taxes and any other taxes personally owned by the owner, structural repairs and replacements (for example, exterior walls, roof, foundation), and repairs due to faulty workmanship or inherent structural defects.

                  (v) On the Commencement Date, LANDLORD shall submit to TENANT a statement of the estimated monthly Additional Rent for the calendar year in which the Commencement Date occurs, and TENANT shall pay same on a monthly basis in advance, together with payments of Base Rent. TENANT shall continue to make said monthly payments of Additional Rent until notified by LANDLORD of a change thereof. The estimated monthly Additional Rent billed to TENANT may be changed from time to time by LANDLORD based upon the prior year's actual statements or LANDLORD's anticipated costs. By April 1st of each calendar year during the Term and by the April 1st immediately following the expiration or earlier termination of the Term, LANDLORD shall deliver to TENANT a statement showing the actual total of Taxes, Insurance and Operating Expenses for the prior calendar year and TENANT's Proportionate Share thereof. In the event the total of the monthly payments of estimated Additional Rent which TENANT has made for the prior calendar year shall be less than TENANT's actual Additional Rent due for said calendar year, then TENANT shall pay the difference in a lump sum together with the next installment of Base Rent, and TENANT shall concurrently pay the difference between the aggregate of monthly payments made in the then current calendar year and the amount of monthly payments which are then calculated as monthly Additional Rent for the then current calendar year based on the prior calendar year's actual amounts. Any overpayment by TENANT shall be credited towards Additional Rent next coming due under this Lease. Even though the Term has expired and TENANT has vacated the Premises, when the final determination is made as to TENANT's Proportionate Share of said Additional Rent for the year in which this Lease terminates, TENANT shall, within ten (10) days following receipt of the annual statement, pay any amount necessary based on such actual amounts for the last calendar year, to the extent said amount is over $10,000.00 Tenant shall have the right to pay said amount over a twelve (12) month period on a monthly basis, and

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         conversely, any overpayment made shall, together with the rendering of the annual statement, be rebated by LANDLORD to TENANT.

                  TENANT expressly agrees that LANDLORD, at LANDLORD's sole discretion, may apply the Security Deposit (as hereinafter defined) in full of partial satisfaction of any Additional Rent due for any part of the Term, including the final months, which application may follow the termination of this Lease. If said Security Deposit is greater than the amount of any such Additional Rent and there are no other sums or amounts owed LANDLORD by TENANT by reason of any other terms, provisions, covenants or conditions of this Lease, then LANDLORD shall refund the balance of said Security Deposit to TENANT as provided in
         Section 5 below. LANDLORD shall not be required to first apply said Security Deposit to such Additional Rent if there are any other sums or amounts owed LANDLORD by TENANT by reason of any other terms, provision covenants or conditions of this Lease.

                  Additional Rent for the first calendar year and final calendar year during the Term, if partial calendar years, shall be calculated as if TENANT were occupying the Leased Premises for the entire calendar year, but shall be due only in respect to those months included within the Term of this Lease. Any Additional Rent for any partial month of occupancy at the end of the Term of this Lease will be prorated, such proration to be based on the actual number of days in said partial month.

                  TENANT shall have the right, within thirty (30) days after receipt by TENANT of any annual statement, to inspect LANDLORD's books and records, showing Operating Expenses, Insurance and Taxes for the calendar year covered by said statement at LANDLORD's office, during normal business hours, after five (5) days' prior written notice. Each annual statement shall become final and conclusive between the parties, their successors and assigns as to the matters set forth therein, unless LANDLORD receives written objections with respect thereto within said thirty (30) day period. Anything herein to the contrary notwithstanding, TENANT shall not delay or withhold payments of any balance shown to be due pursuant to a statement rendered by LANDLORD to TENANT because of any objection which TENANT may raise with respect thereto.

                  Notwithstanding the fact that the Premises may only be used for the purpose set forth in Section 8 (crossed off) hereof, if, due to TENANT's use, LANDLORD's

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         insurance premiums exceed standard premiums, then TENANT shall, upon receipt of appropriate invoices from LANDLORD, reimburse LANDLORD for such increase in premiums. It is understood and agreed between the parties hereto that any such increase in premiums shall be considered as Rent due and shall be included in any lien for Rent. TENANT shall comply with any and all requirements of LANDLORD's insuror(s).

7.       SALES TAX

         TENANT also agrees to pay LANDLORD any sales or use tax or excise tax imposed or levied against the Rent, Additional Rent, or any other charge or payment required hereunder to be made by TENANT which has been imposed or levied by any governmental body having jurisdiction thereover, payable with each installment of rent. Such sales tax to be paid by TENANT shall be deemed to be Additional Rent due and payable by TENANT hereunder.

8.       (Omitted)

9.       USE

         TENANT shall use and occupy the Demised Premises only for general office use and analytical and formulation laboratories and for no other purpose, under the name or style of Kos Pharmaceuticals. Such use shall be in accordance with all applicable federal, state and local laws, ordinances, rules and regulations.

10.      SURRENDER AND HOLDOVER

         TENANT agrees at the expiration of the term to surrender the Demised Premises and everything belonging to or in connection therewith in good condition, reasonable wear and tear excepted; and to remove all signs, advertisements and rubbish from the said Demised Premises; and if TENANT fails to do so, then TENANT hereby expressly authorizes LANDLORD, as agent of TENANT, to remove such rubbish and make such repairs as may be necessary to restore the Demised Premises to such condition, at the expense of TENANT.

         IF TENANT retains possession of the Demised premises or any part thereof after the termination of this Lease, TENANT shall pay LANDLORD rent at double the rate payable for the year immediately proceeding said holdover, computed on a monthly basis, for the time TENANT thus remains in possession. The provisions of this paragraph do not waive LANDLORD's rights of re-entry or any other right hereunder. Any retention of the Demised

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Premises after termination of this Lease or any extension thereof shall be considered as a month to month holdover unless otherwise agreed to in writing by the parties hereto.

11.      ASSIGNMENT AND SUBLETTING

         TENANT shall not assign, transfer, mortgage, pledge, or otherwise encumber or dispose of this Lease or sublet the Premises or any part thereof, or permit the Premises to be occupied by other persons unless prior consent in writing is given by Landlord which consent shall not be unreasonably withheld.

12.      SUCCESSORS AND ASSIGNS

         All rights, obligations and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors, permitted subtenants and permitted assigns of said parties, subject to the provisions of Paragraph 10, and if there shall be more than one TENANT, they shall all be bound jointly and severally by the terms, covenants, and agreements herein and the word "TENANT" shall be deemed and taken to mean each and every person or party mentioned as a TENANT herein, be the same one or more; and if there shall be more than one TENANT, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. No rights, however, shall inure to the benefit of any assignee of TENANT or sublessee of the Premises unless the assignment to such assignee or sublet of the Premises has been consented to by LANDLORD in writing as aforesaid.

13.      SUBORDINATION, ATTORNMENT, & ESTOPPEL

         If the Premises are at any time subject to a ground lease, underlying lease or mortgage, and if TENANT has received written notice of same from the landlord thereunder or the holder thereof, as the case may be (each of said landlords and mortgage holders being referred to hereinafter as a "LANDLORD's Mortgagee"), in any instance in which TENANT gives notice to LANDLORD alleging default by LANDLORD hereunder, TENANT will also simultaneously give a copy of such notice to each LANDLORD's Mortgagee, and each LANDLORD's Mortgagee shall have the right (but not the obligation) to cure or remedy such default during the period that is permitted to LANDLORD hereunder, plus an additional period of forty-five (45) days, and TENANT shall accept such curative or remedial action (if any) taken by LANDLORD's Mortgagee with the same effect as if such action had been taken by LANDLORD.

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         This Lease is and shall be prior to any encumbrance recorded after the date of this Lease affecting the Building, other improvements, and land of which the Demised Premises are a part. If, however, a lender requires that this Lease shall be subordinate to any encumbrance, this Lease shall be subordinate to such encumbrance, if LANDLORD first obtains from the lender a written agreement that provides substantially the following: "As long as TENANT is not in default under this Lease no foreclosure of, deed given in lieu of foreclosure of, or sale under the encumbrance, and no steps or procedures taken under the encumbrance, shall affect TENANT's rights under this Lease and the Lease shall remain in full force and effect for the full Term thereof".

         TENANT shall deliver to LANDLORD or to its mortgagee, auditors or prospective purchaser, or the owner of the fee, when requested by LANDLORD, a certificate stating the main provisions of this Lease and to the effect that this Lease is in full force and effect and that LANDLORD is not in default therein, and stating specifically any exceptions thereto. Failure to give such a certificate within fifteen (15) days after written request shall be conclusive evidence that the Lease is in full force and effect and LANDLORD is not in default and TENANT shall be estopped from asserting any defaults known to TENANT at that time.

14.      DEFAULT BY TENANT

         A. Any one or more of the following events shall be deemed to be a default by

                   TENANT:

                (1) Failure to pay any installment of Rent, Additional Rent, or pay any other charge or amount to be paid by TENANT under this Lease when due,

                (2) Failure to comply with any term, provision or covenant of this Lease other than the covenants to pay rent,

                (3) If TENANT or Surety becomes insolvent, makes a transfer in
                    Fraud of Creditors, makes an Assignment for the Benefit of Creditors, or a Receiver be appointed to take possession of the Demised Premises, the assets of the TENANT or the Surety,

                (4) If TENANT does any act which creates a lien on the Demised
                    Premises or the land on which the Demised Premises are located.

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         B.     Prior to LANDLORD's availing itself of any of the remedies hereinafter set forth, LANDLORD shall give the following written notices:

                (1) In the case of a default under subparagraph A (1) five (5)
                    days notice to cure said default, which period shall include the three (3) day statutory notice. The giving of Statutory Notice shall not be deemed an election of remedies.

                (2) In the case of a default under subparagraphs A (2), A (3), or A (4), ten (10) days notice to cure said default.

         C. In addition to any other remedies provided by law, the following remedies are available to LANDLORD at its option and may be applied cumulatively or individually:

                (1) Terminate this Lease by notice in writing in which event this Lease shall end automatically by its own limitation and TENANT shall immediately surrender the Demised Premises. In this case, TENANT shall pay LANDLORD all sums due as of the date of termination. TENANT hereby waives any rights of redemption TENANT may have in the Demised Premises.

                (2) Re-enter and take possession of the Demised Premises holding the same for the account of TENANT, in which case, the entire amount of base rent for the term of this Lease, plus other charges enumerated in this Lease for the remainder of the term, plus any costs of reletting including rehabilitation and brokerage costs, less an amount equal to the base monthly rent multiplied by the number of months remaining on the term of this Lease for which the Demised Premises are relet, if any, shall be immediately due and payable. TENANT hereby waives any claim TENANT may have to rent obtained in reletting in excess of that required to be paid by TENANT. Acceptance of surrender shall be by written notice only and the acceptance of keys or changing of the locks shall not be deemed an acceptance of surrender of the Demised Premises.

                (3) Without prejudice to any present or future right of
                    possession, bring an action in law or in equity to collect rent and other charges due, for general or special damages, to restrain any violation of any term, provision or covenant of this Lease and/or to foreclose or protect any security interest or lien arising out of

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                    this Lease, a separate agreement between the parties
                    covering property within the Demised Premises, operation of law, or by statute.

                (4) In any litigation arising out of TENANT's default under the terms of this Lease, the prevailing party shall be entitled to its costs and payment of a reasonable attorney's fee. Delinquent rent shall bear interest at eighteen (18%) percent per annum, or at the highest rate permitted by the usury laws of the State of Florida, whichever rate is less.

15.      (Omitted)

16.      SEVERABILITY AND WAIVER

         No waiver by LANDLORD of any provision hereof shall be deemed to have been made unless such waiver be in writing signed by LANDLORD. The failure of LANDLORD to insist upon the strict performance of any of the covenants or conditions of this Lease, or to exercise any option herein conferred, shall not be construed as waiving or relinquishing for the future any such covenants, conditions or options, but the same shall continue and remain in full force and effect. No payment by TENANT of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the stipulated rent. If any clause or provision of this Lease is illegal or unenforceable under present and future laws, then and in the event, the remainder of this Lease shall not be affected thereby.

17.      EMINENT DOMAIN

         If the Demised Premises are totally taken, or partly taken so as to render the Demised Premises totally untenantable for the purposes herein leased, by any legally constituted authority for any public use or purpose, then, in either event, this lease shall terminate as of the date of said taking. If a part of the Demised Premises is taken, but the Demised Premises are not rendered totally untenantable, then this Lease shall remain in full force and effect, except that the rent hereunder shall be reduced in proportion to the amount of the Demised Premises so taken.

         Nothing contained herein shall be construed to prevent TENANT from making a separate claim for damages against the condemning or taking authority for damages suffered by TENANT based upon the taking of TENANT's leasehold improvements which were installed at TENANT's cost, personal property, interruption of business, moving expenses or any other damages available under applicable law. Nothing contained herein shall diminish LANDLORD's award from the condemning authority.

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18.      DAMAGE AND DESTRUCTION

         In the event the Premises shall be destroyed or so damaged or injured by fire or other casualty during the Term whereby the same shall be rendered untenantable, then LANDLORD shall have the right, but not the obligation, to render such Premises tenantable by making repairs thereto within one hundred eighty (180) days from receipt of insurance proceeds in the event of an insured loss or from the date of the casualty in the event of an uninsured loss. If said premises are not rendered tenantable by LANDLORD within said one hundred twenty
(120) day period, it shall be optional with either party hereto to cancel this Lease, and in the event of such cancellation, the Rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing. During any time that the Demised Premises are untenantable due to causes set forth in the Section, a just and fair proportion of Base Rent and Additional Rent shall be abated. Notwithstanding the foregoing, should the cause of such damage, destruction or injury to the Premises originate from the Premises or occur by reason of the misfeasance or negligence of TENANT or any employee, agent, licensee, patron or invitee of TENANT ("TENANT Damage"), TENANT shall not have the right to cancel this Lease, and no abatement of Base Rent shall occur. In the event of said TENANT Damage, LANDLORD shall have the right, but not the obligation, to render the Premises tenantable. If LANDLORD elects to repair said TENANT Damage and render the Premises tenantable, all insurance proceeds available pursuant to this Lease shall be paid to LANDLORD, and the balance of the cost of such repairs shall be paid by TENANT within five (5) days following demand therefor as Additional Rent. If LANDLORD elects not to repair such TENANT Damage, TENANT shall make such repairs and shall be entitled to any insurance proceeds received in respect to the cost thereof.

19.      INDEMNITY

         TENANT and LANDLORD agree to hold each other harmless from and defend each other against any and all claims or liability for any injury or damage to any person or property whatsoever, occurring in the Demised Premises, the parking area and grounds, or any public areas of the building of which the Demised Premises are a part, when such injury or damage shall be caused in part or in whole by the negligence of TENANT or LANDLORD, or their employees, agents, contractors or invitees.

20.      WAIVER OF CLAIMS AND SUBROGATION

         Unless caused by their gross negligence LANDLORD and LANDLORD's employees, agents or invitees shall not be liable for, and TENANT hereby releases all claims for, damage to person or property sustained by TENANT, or any person claiming through TENANT or any person claiming directly, resulting from fire, accident, or any cause whatsoever in or upon the Demised Premises or the building of which the Demised Premises are a part. TENANT hereby agrees to give LANDLORD prompt written notice of any accident, fire or damage occurring on or to the Demised Premises.

         LANDLORD and TENANT agree that in the event the Demised Premises or its contents are damaged or destroyed by fire or other insured casualty, the rights, if any, of either party against the other with respect to such damage or destruction are waived; and that all policies of fire and/or extended coverage or other insurance covering the Demised premises or its contents shall contain a clause or endorsement providing in substance that the insurance shall not be prejudiced if the assureds have waived right of recovery from any person or persons prior to the date of loss or damage, if any.

21.      ADDITIONAL CONSTRUCTION

         LANDLORD hereby reserve the right at any time and from time to time to make alterations or additions to, and to build additional stories on, the building of which the Demised Premises are a part, and to build adjoining the same. LANDLORD also reserves the right to construct other buildings or to add to other buildings or to change the configuration and location of landscaping, parking or other improvements and to permit others to do so.

22.      LANDLORD'S ENTRY FOR REPAIR AND TO RE-LET

         TENANT will permit LANDLORD to erect, use and maintain pipes and conduits in and through the Demised Premises. Upon giving reasonable notice to TENANT except in case of emergency. LANDLORD or its agents shall at all reasonable times have the right to enter upon the Demised Premises to examine the same and to show them to prospective purchasers or tenants of the Building, and to make such decorations, repairs, alterations, improvements or additions as LANDLORD may deem necessary or desirable, and shall be allowed to take all material into and upon said Demised Premises that my be required therefor, without the same constituting an eviction of TENANT in whole or in part and the Rent reserved shall in no wise abate while said decorations, repairs, alterations, improvements or additions are being made, by reason of loss or interruption of the business of TENANT because of the prosecution of any such work. During the six (6) months prior to the expiration of the term of this Lease, LANDLORD may exhibit the Demised Premises to prospective tenants, and place upon same the usual notices "To Let" or "For Sale", which notices TENANT shall permit to remain thereon without molestation. LANDLORD shall have the right to change the arrangement and/or location of the parking areas and ground and any public areas of the building of which the Demised Premises are a part, and after reasonable notice, to change the name, number of designation by which the building is commonly known. Nothing herein contained, however, shall be deemed or construed to impose upon LANDLORD any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the building or any part thereof, other than as herein provided.

23.      ALTERATIONS BY TENANT

         TENANT shall make no alterations, decorations, additions or improvements in or to the Demised Premises without LANDLORD's prior written consent, which consent shall not be withheld unreasonably, and then only by contractors or mechanics approved by LANDLORD. All alternation, additions or improvements upon the Demised Premises made by either party shall, unless LANDLORD elects otherwise, become its property, and shall remain upon and be surrendered with said Demised premises as a part thereof, at the end of the term hereof, unless LANDLORD, at its option, shall require its removal from the Demised Premises and the restoration by TENANT of the said Demised premises to its former condition.

24.      REPAIRS BY TENANT

         TENANT shall take good care of the Demised Premises and shall, at TENANT's own cost and expense, make all repairs in the Demised Premises and, at the termination of this Lease, shall surrender the Demised Premises in good condition, reasonable wear and tear excepted. If TENANT fails to make such repairs, LANDLORD may, at LANDLORD's option and at TENANT's expense, repair all damage or injury to the Demised Premises caused by TENANT, or TENANT's employees, agents, or invitees.

25.      MECHANIC'S LIENS

         TENANT is prohibited from subjecting the Demised Premises or the building of which they are a part or the land upon which they are located, or any part thereof or any interest of LANDLORD therein to any mechanic's lien.

         If any mechanic's lien shall at any time be filed against the Demised Premises or the building of which they are a part or the land upon which they are located or any part thereof or any interest of LANDLORD therein, or any encumbrance, charge, mortgage, conditional bill of sale, title retention, or security agreement be filed against the Demised Premises or the building of which they are a part or the land upon which they are located or any part thereof or any interest of LANDLORD therein, by reason of any work, labor or services, or materials or equipment furnished to or for TENANT, TENANT, within ten (10) days after notice of the filing thereof, or such shorter period not less than five (5) days as may be required by the holder of any mortgage to which this Lease is subject and subordinate, will cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction, or otherwise. If TENANT shall fail to cause such encumbrance, charge, etc., to be discharged within the period aforesaid then, in addition to any other right or remedy, LANDLORD may, but shall not be obligated to, discharge the same whether by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event, LANDLORD shall be entitled, if LANDLORD so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs, and allowances. Any amounts so paid by LANDLORD and all costs and expenses incurred by LANDLORD in connection therewith, together with interest thereon at the highest legal rate from the respective dates of LANDLORD's making of the payment or incurring of the cost and expense, shall constitute Additional Rent payable by TENANT under this Lease and shall be paid to LANDLORD by TENANT on demand. Nothing herein contained shall obligate TENANT to pay or discharge any lien created LANDLORD.

         Nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of LANDLORD, express or implied by inference or otherwise, to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of any labor or the furnishing of any materials for any specific improvements, alteration to or repair of the Demised Premises or any part thereof, nor as giving TENANT any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the Demised Premises or the building of which they are a part or the land upon which they are located, or any part thereof or any interest of LANDLORD therein.

26.      REPAIRS BY LANDLORD

         LANDLORD shall have no duty to TENANT to make any repairs or improvements to the Demised Premises except structural repairs necessary for safety and tenantability, and then only if not brought about by any act or negligence of TENANT, or TENANT's employees, agents, or invitees. LANDLORD shall not be liable to TENANT for any damage caused to TENANT or TENANT's property due to the building or any part of appurtenances thereof being improperly constructed or being or becoming out of repair so long as same are not caused by negligence of LANDLORD, its agents, contractors or employees. TENANT agrees to report immediately in writing to LANDLORD any defective condition in or about the Demised Premises known to TENANT, and failure to so report shall make TENANT liable to LANDLORD for any expense or damage to LANDLORD resulting from such defective condition. Unless caused by LANDLORD's gross negligence, LANDLORD shall not be liable for any damage to any property in said Demised Premises which result from LANDLORD's failure to make said structural repairs. Structural repairs are herein defined as being limited to foundation, supporting structure, roof and floor slab.

27.      TENANT PARKING

         (A) NON-EXCLUSIVE RIGHT TO PARK AUTOMOBILES: Indicated by the shading on Exhibit "A" are the "Parking Areas" of the Building which will be available to LANDLORD, TENANT, other tenants of the Building, and their respective employees, customers, guests and invitees for the parking of vehicles. TENANT shall have the right to park, in the Parking Areas only, no more the sixteen (16) vehicles.

         (B) LANDLORD'S REGULATION OF PARKING AT THE BUSINESS CENTER: The parking of vehicles anywhere, except in strict accordance with Subsection 24(A) above, and the parking of inoperable vehicles are strictly prohibited and shall be deemed defaults of TENANT without the necessity of LANDLORD's giving of notice to TENANT of such default. In addition to all other rights and remedies reserved in this Lease and available at law or in equity, LANDLORD shall have the right, in the event of such default, to tow improperly parked vehicles without notice to TENANT or the owner of said vehicle, and TENANT shall reimburse LANDLORD for the cost thereof upon presentation of an invoice therefor. Tenant shall indemnify and hold LANDLORD harmless against any loss, damage, claim or action suffered by LANDLORD in connection with the towing of any vehicle parked by any employee, agent, customer, invitee, licensee or guest of TENANT. LANDLORD shall have the right to institute and maintain whatever procedures LANDLORD deems necessary or desirable to regulate the parking of vehicles. Such procedures may include, but are not to be limited to, requiring TENANT and its employees, customers, guests, and invitees to display parking decals on parked vehicles, or requiring that TENANT supply LANDLORD with the license plate numbers of parked vehicles, and the levying of fines against TENANT for improperly parked vehicles. TENANT shall enforce LANDLORD's parking procedures with respect to TENANT's employees, guests, customers and licensees.

28.      COMPLIANCE WITH LAW BY TENANT

         TENANT agrees not to do or permit anything to be done in or about the Demised Premises, which might in any way conflict with any law, ordinance, rule or regulation affecting the use and occupancy of the Demised Premises, which are now in effect or may hereafter be enacted by any governmental agency or any public authority, or in any way obstruct or interfere with the rights of other tenants of the building, or injure or annoy them, nor use or allow the use of the Demised Premises for any improper, immoral or objectionable purpose.

29.      TIME OF THE ESSENCE

         It is understood and agreed between the parties hereto that time is of the essence of this Lease.

30.      NOTICES

         All notices required under this Lease shall be in writing. Any notice by LANDLORD to TENANT shall be deemed to be duly given if either delivered personally to TENANT at the Demised Premises or when mailed by certified mail, addressed to TENANT at the Demised Premises. Any notice by TENANT to LANDLORD shall be deemed duly given if sent by certified mail to LANDLORD at 777 South Flagler Drive, Phillips Point, West Tower, Suite 1400, West Palm Beach, FL 33401 (or at such other address as may hereafter be designated by LANDLORD).

31.      SCOPE AND INTERPRETATION OF THE AGREEMENT

         This Lease shall be considered to be the only agreement between the parties hereto pertaining to the Demised Premises. All negotiations and oral agreements acceptable to both parties are included herein. The laws of the State of Florida shall govern the validity, interpretation, performance and enforcement of this Lease.

32.      CAPTIONS

         Any headings preceding the text of the several paragraphs and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Lease, nor shall they affect its meaning or construction.

33.      RECORDING

         TENANT shall not record this Lease or a short form or memorandum thereof without LANDLORD's prior written consent and joinder in such instrument, provided, however, that TENANT shall, at LANDLORD's request, enter into the Short Form Lease Agreement attached hereto as SUPPLEMENT I to this lease, which Short Form Lease Agreement LANDLORD, but not TENANT, shall have the right to record in the Public Records of the County in which the Demised Premises are located.

34.      INCREASED BASE RENT

         Annually, the rent shall be increased by five (5%) percent of the preceding year's Base Rental.

35.      INSURANCE

         (A) COVERAGE: TENANT shall maintain, at its expense, throughout the Term, for the benefit of LANDLORD and LANDLORD's Mortgagees, the following insurance coverages:

              (i) comprehensive general liability insurance for bodily injury and property damage to protect both LANDLORD and TENANT against damage, costs and Attorneys' fees arising out of accidents of any kind occurring on or about the Premises or the Building of not less than Three Million and No/100 Dollars ($3,000,000.00);

              (ii) fire and extended casualty insurance with sufficient coverage to reimburse the loss of all the TENANT'S improvements to the Premises, and all the TENANT'S fixtures, equipment, personal property and inventory;

              (iii) plate glass insurance to protect both LANDLORD and TENANT covering the replacement value of all plate glass in or about the Premises; and

              (iv) appropriate worker's compensation and any and all other insurance required by law.

     (B) ADDITIONAL INSUREDS: All insurance, except the Worker's Compensation coverage which shall include a waiver of subrogation against the LANDLORD and LANDLORD'S Mortgagees, required by Subsection 32(A) above, shall name LANDLORD and LANDLORD'S Mortgagees as additional insureds and shall be written by a company or companies qualified to do business in Florida and reasonably acceptable to LANDLORD. A certificate showing such insurance in force and naming LANDLORD and LANDLORD'S Mortgagees as additional insureds or waiver of subrogation for Worker's Compensation shall be delivered to LANDLORD prior to the Commencement Date, and such insurance and updated certificates or renewal policies shall be delivered to LANDLORD no fewer than thirty (30) days prior to the expiration of the then existing policies. No policy shall be canceled or subject to reduction in coverage or other change without at least 30 days' advance written notice to LANDLORD. No acceptance or approval of any insurance by LANDLORD shall relieve or release TENANT from any liability, duty or obligation under this Lease. Whenever any part of the Premises shall have been damaged or destroyed by fire or other casualty or any other incident or accident has accrued which gives rise to a potential claim under an insurance policy to be maintained by TENANT under this Section 32, TENANT shall promptly make proof of loss in accordance with the terms of the applicable insurance policies and shall promptly prosecute all valid claims which may have arisen against the insurers based upon any such casualty, incident or accident. TENANT SHALL give LANDLORD written notice of any potential claim within five (5) days following the date TENANT acquires actual notice thereof.

     (C) WAIVER OF SUBROGATION: LANDLORD and TENANT each waive any right of recovery against the other for any loss to the extent that such claim is covered by valid and collectible insurance carried for the benefit of the party entitled to make such claim and provided the insurer pays such claim. The foregoing waiver shall not apply if the policy of insurance covering such loss would be invalidated by the operation of said waiver.

     (D) TENANT shall not do or permit anything to be done or bring into or keep on or permit anything to be brought into or kept on the Demised Premises which shall increase the rate of insurance on the building of which the Demised Premises are a part. If, by reason of the failure of TENANT to comply with the terms of this Lease, or by reason of TENANT'S occupancy (even though permitted or contemplated by this Lease), the insurance rate shall at any time be higher than it would be otherwise, TENANT shall reimburse LANDLORD for all increases in insurance premiums charged because of such violation or occupancy by TENANT.

36.      PUBLIC UTILITIES

         TENANT shall pay for all utilities, used or consumed in or upon the Demised Premises, and all sewer charges, as and when the charges therefor shall become due and payable, and TENANT shall pay any garbage or trash collection fee imposed by any governmental authority.

37.      SIGNS

         TENANT will not exhibit, inscribe, paint, or affix any sign, advertisement, notice or other lettering on any part of the outside of the Demised Premises or of the Building of which the Demised Premises are a part, or inside the Demised Premises if visible from the outside, without first obtaining LANDLORD's written approval thereof; and TENANT further agrees to maintain such sign, lettering, etc., as may be approved in good condition and repair at all times. TENANT will not attach any awning, antenna or other projection to the roof or the outside wall of the Demised Premises or the building of which the Demised Premises are a part.

         TENANT shall not install any drapes, curtains, blinds or any other window covering, or overlay of any type, texture, fiber, material or the like on any window, door or other aperture located at or within the Demised Premises, without the express written consent of LANDLORD.

38.      CONSTRUCTION

         Within a reasonable time after LANDLORD'S receipt and approval of the plans and specifications described in Section 4 hereof, LANDLORD will apply for any building permit(s) which shall be required and within a reasonable time after the issuance thereof cause the construction of TENANT's improvements to commence and be built in substantial compliance with the plans and specification prepared in accordance with Section 4 incorporating in such construction all items of work described in EXHIBIT B.

         LANDLORD agrees that it will provide, install or construct, at no expense to TENANT, those standard building items described in Exhibit B attached hereto and made a part hereof. Any and all expense for building items which are in addition to or are in substitution for the standard building items specifically enumerated in Exhibit B, which LANDLORD is to provide, install or construct in the Demised Premises on TENANT'S behalf, shall be paid for by TENANT within thirty (30) days after receipt of an invoice(s) therefor from LANDLORD. Payment from TENANT of such costs shall not operate, expressly or impliedly, to create in TENANT any interest in the Demised Premises beyond the leasehold interest granted hereby.

         Should the work performed by LANDLORD for TENANT at TENANT'S sole cost and expense including any change orders exceed the lesser of the equivalent of one-month Base Rent or the sum of $3,000.00, then TENANT shall pay to LANDLORD said cost within fifteen days of receipt of invoice for same but in any event prior to TENANT taking possession of the Demised Premises. In no event, however, shall the Commencement Date of the Lease be adjusted by reason of non-payment of said cost.

39.      RADON GAS

         Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

40.      INTEREST ON PAST DUE AMOUNTS

         All Rent payable hereunder shall bear interest at the highest rate permitted by law from the due date until the date actually paid.

41.      EXCULPATION

         Neither LANDLORD nor any general or limited partner of LANDLORD (nor any direct or indirect partner, incorporator, shareholder, trustee, officer or director, disclosed or undisclosed, past present or future of a partner of LANDLORD) shall be personally liable for any liability or obligation of LANDLORD to TENANT in connection with this Lease. TENANT will look solely to the interest of LANDLORD in the Premises to satisfy any claims TENANT may have against LANDLORD with respect to such liabilities and obligations.

42.      HAZARDOUS AND TOXIC SUBSTANCES

         In addition to, and not by way of limitation of the provisions of
Section 25 above, TENANT hereby covenants with LANDLORD and represents and warrants to LANDLORD as follows:

         (A) TENANT, at its sole cost and expense, will strictly comply with any and all applicable federal, state and local environmental laws, rules, regulations, permits and orders affecting Demised Premises and/or the business operation of TENANT conducted on the Demised Premises and/or the business operation of TENANT conducted on the Demised Premises, relating to the generation, recycling, reuse, sale, storage, handling, transport, or presence of any "Hazardous Materials" on the Demised Premises without LANDLORD'S express prior written consent, which consent LANDLORD may exercise in its sole discretion. As used in this Section, the term "Hazardous Material(s)" shall mean any substances defined as or included in the definition of "hazardous substances," hazardous wastes," "hazardous materials," "toxic substances," "contaminants" or other pollution under any applicable environmental laws. Notwithstanding anything to the contrary contained herein, LANDLORD'S consent to any action by TENANT shall not operate to relieve TENANT of the obligation to comply with all the provisions of this Section 38. TENANT will not permit or allow, and will take all actions necessary to avoid, the occurrence of any spills of Hazardous Materials on or off the Demised Premises as a result of any construction on, or use of, the Demised Premises. TENANT shall promptly advise LANDLORD in writing immediately upon becoming aware of (i) the existence of any spills, releases or discharges of Hazardous Materials that occur on or onto the Demised Premises, or off the Demised Premises, and of any existing or threatened violation of this Section 38; (ii) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened by any governmental authority with respect to the Demised Premises from time to time under any applicable environmental laws; (iii) any and all claims made or threatened by any non-governmental party against TENANT or the Demised Premises relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials or any violation of applicable environmental laws; and (iv) TENANT'S discovery of any occurrence of condition on any real property adjoining or in the immediate vicinity of the Demised Premises that could cause the Demised Premises or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Demised Premises under any environmental laws.

         (B) Without LANDLORD's prior written consent, TENANT shall not enter into any settlement, consent or compromise with respect to any "Environmental Claim(s)" (as hereinafter defined); provided, however, that LANDLORD'S prior consent shall not be necessary for TENANT to take any remedial action if ordered by a court of competent jurisdiction or if the presence of Hazardous Materials at the Demised Premises poses an immediate, significant threat to the health, safety or welfare of any individual or otherwise requires an immediate remedial response. As used in this Section, "Environmental Claim(s)," shall mean any claim(s) or cause(s) of action resulting from the failure of TENANT or the Demised Premises to comply with any environmental law relating to Hazardous Materials, industrial hygiene or environmental conditions. In any event, TENANT shall promptly notify LANDLORD of any action so taken.

         (C) At all times during the Term of this Lease and any renewals or extensions hereof, TENANT, at its sole cost and expense, shall comply with any and all applicable laws, regulations, ordinances, permits and orders regulating the type and quantity of waste that may be discharged into the sanitary sewer system serving the Demised Premises, including, but not limited to, all rules, regulations, permits, and orders of any governmental agency or authority having jurisdiction, or its successor. TENANT agrees to limit its discharges of waste into the sanitary sewer system to "Domestic Waste Water", as such terms defined by Rule 17-6.030 (22) of the Florida Administrative Code, as amended from time to time, or as the term may be defined by other laws, regulations, ordinances, permits or orders presently in effect or hereafter enacted, as such laws, regulations, ordinances, permits or orders may be amended from time to time. In no event, however, shall Domestic Waste Water be construed to mean or include any "Non-Domestic Waste Water" that has undergone "Pre-treatment" as the latter term is defined in Rule 17-6.030 (63) of the Florida Administrative Code or as defined by other laws, regulations, ordinances, orders or permits presently in effect or hereafter enacted, as such laws, regulations, ordinances, orders or permits may be amended from time to time.

         (D) TENANT agrees that LANDLORD and LANDLORD'S agents and independent contractors may enter and inspect the Demised Premises at any reasonable time, and from time to time, to verify that TENANT's operations on the Demised Premises do not violate any of the provisions of this Section 38 and that they comply with any and all applicable environmental laws. At LANDLORD'S option, LANDLORD may obtain, from time to time, reports from licensed professional engineers or other environmental scientists with experience in environmental investigations and may require TENANT to permit such licensed professional engineers or other environmental scientists to conduct complete and thorough on-site inspections of the Demised Premises, including, without limitation, sampling and analysis of the soil surface water, groundwater and air, to determine whether TENANT is in compliance with the provisions of the Section and all environmental laws. TENANT and its agents shall cooperate with LANDLORD and its agents in connection with the conduct of such investigations. In the event, an inspection from a licensed environmental engineer or other environmental scientist indicates that TENANT is in default under this Section 38, TENANT shall, immediately upon demand, reimburse LANDLORD for all costs and expenses of such investigations; moreover, LANDLORD may, at its option, undertake such steps as it deems necessary to cure such default and to bring the Demised Premises into compliance with the terms of this Section, and TENANT shall, immediately upon demand, reimburse LANDLORD for all costs and expenses incurred in curing such default and bringing the Demised Premises into compliance with the terms of this Section.

         (E) TENANT hereby indemnifies and holds LANDLORD harmless from and against any and all claims, demand, damages, losses, liens, liabilities, penalties, fines, lawsuits and other proceedings, costs, and expenses (including, without limitation, reasonable attorneys' fees and costs at trial and all appellate levels), arising directly or indirectly from, or in any way connected with: (i) the presence, or use, generation, treatment or storage on, under or about the Demised Premises of any Hazardous Materials on the Demised Premises, or the disposal or release of Hazardous Materials on the Demised Premises, whether or not expressly approved by LANDLORD in writing, (ii) the presence of any Hazardous Materials off the Demised Premises, whether or not expressly approved by LANDLORD in writing, (iii) the presence of any Hazardous Materials off the Demised Premises as the result of any use of the Demised Premises, (iv) any violation or alleged violation of any environmental law, including, but not limited to, violations of the Federal Comprehensive Environmental Response Compensation and Liability Act of 1980 and regulations promulgated thereunder, as the same may be amended from time to time, (v) the costs of any necessary inspection, audit, cleanup or detoxification of the Demised Premises under any environmental laws, and the preparation and implementation of any closure, remedial or other required plans, consent orders, license applications or the like, or (vi) any default by TENANT under this
Section 38. All sums paid and costs incurred by LANDLORD with respect to any Environmental Claim or any other matter indemnified against hereunder shall be due and payable by TENANT immediately upon demand. If, after demand, TENANT fails to pay any sums due pursuant to this indemnification, such sums shall bear interest at the highest rate then permitted by applicable law, from the date so paid or incurred by LANDLORD until LANDLORD is reimbursed by TENANT. The indemnification contained herein shall survive the termination of the leasehold estate created hereby and any assignment by LANDLORD of its rights under this Lease.

         (F) The foregoing Subsections 38(A) through 38(E) and this Subsection 38(F) shall apply with equal force and effect to TENANT's use and occupancy of the Building. Any provision of this Lease to the contrary notwithstanding, any breach of the covenants, representations or warranties contained in this Section 38 shall constitute a default under this Lease and shall entitle LANDLORD, in addition to LANDLORD'S other rights and remedies available at law, in equity or under this Lease, to immediately terminate this Lease.

43.      RELOCATION OF TENANT

         LANDLORD expressly reserves the right at LANDLORD'S sole cost and expense to remove TENANT from the Demised Premises and to relocate TENANT in some other space of LANDLORD'S choosing of approximately the same dimensions and size within the Oakwood Business Center, which other space shall be improved and decorated by LANDLORD, at LANDLORD'S expense, to the same degree as the Demised Premises are improved immediately prior to the relocation. LANDLORD shall have the right, in LANDLORD'S sole discretion, to use such decorations and materials from the existing Demised Premises, or other materials so that the space in which TENANT is relocated shall be comparable in its interior design and decoration to the Demised Premises from which TENANT is removed. Nothing herein contained shall be construed to relieve TENANT or imply that TENANT is relieved of the liability for, or obligation to pay, any Additional Rent due by reason of the provisions of Section 6 of this Lease, the provisions of which Sections shall be applied to the space in which TENANT is relocated on the same basis as said provisions of which Section shall be applied to the space in which TENANT is relocated on the same basis as said provisions were applied to the Demised Premises from which TENANT is removed. TENANT agrees that LANDLORD'S exercise of its election to remove and relocate TENANT shall not terminate this Lease or release TENANT, in whole or in part, from TENANT'S obligations to pay Rent and perform the covenants and agreements hereunder for the full Term. In the case LANDLORD exercised its rights under this paragraph, TENANT may at its option cancel this Lease upon thirty (30) days written notice to LANDLORD, instead of relocating as provided herein.

44.      OWNER'S/TENANTS' ASSOCIATION

         TENANT agrees that in the event an owner's and/or tenants' association (the "Association") is formed for the Oakwood Business Center, then TENANT shall become a member and shall maintain a membership therein, and TENANT agrees that it shall be responsible for its share of the expenses thereof based on the amount per square foot of rentable area in the Demised Premises, as same may be determined from time to time by a majority vote of the members of the Association, and TENANT agrees that it shall comply with such determination. In the event the Association is formed, TENANT agrees that it shall abide by its charter, by-laws and rules and regulations, same being subject to reasonable approval by TENANT.

         Additionally, TENANT hereby agrees to fully comply with the Rules and Regulations of the Building attached hereto and incorporated herein by this reference as Exhibit "E".

45.      ADDITIONAL PROVISIONS

         Insofar as the following additional provisions, if any, conflict with any of the foregoing provisions, the following additional provisions, if any, shall prevail:

         A. DELETIONS: To the extent that any provision in this Lease has been deleted by strike out or otherwise crossing out such preprinted provision, such deleted provision shall be construed to have never been included in the Lease or to have been a part thereof ab initio.

IN WITTNESS WHEREOF, the parties hereto have duly executed this Lease the day and year hereinafter set forth.

                                        Executed this 15th day of May 1990.

Signed, sealed and delivered            LANDLORD
in the presence of:

                                        STS BUILDING ASSOCIATES, L.P.,
                                        a Delaware limited partnership

                                        By:  Hollywood STS Associates, L.P.,
                                        Its:  General Partner
                                        By:  Hollywood, Inc. (Del.)
                                        Its:  General Partner

/S/                                     By: /S/
------------------------------              -------------------------------
                                                 Its Senior Vice President

/S/                                     By: /S/
------------------------------              -------------------------------
As to Landlord                                   Its Secretary

                                        Executed this 10th day of May 1990.

Signed, sealed and delivered            TENANT
in the presence of:

                                        KOS PHARMACEUTICALS, INC.,
                                        a Florida corporation



/S/  SUSAN BALANDIS                     By:  /S/  DANIEL M. BELL
------------------------------              -------------------------------
                                                 Its President

/S/  LAURA BONITTO                    Attest: /S/  DAVID J. BOVA
------------------------------              -------------------------------
As to Tenant                                      Its Secretary

                                                   (Corporate Seal)

                          RIDER TO LEASE BY AND BETWEEN
                       STS BUILDINGS ASSOCIATES, L.P. AND
                            KOS PHARMACEUTICALS, INC.


THIS RIDER IS A PART OF THE ABOVE DESCRIBED LEASE AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE PROVISIONS OF THIS RIDER AND THOSE OF ANY OTHER PART OF THIS LEASE, THE PROVISIONS OF THIS RIDER SHALL CONTROL.

1.       RENTAL CREDIT:

         As an inducement to and as consideration for Tenant's execution of this Lease Agreement Tenant shall be granted use and occupancy of the Premises for the first two (2) months of the Lease Term without having to pay Base Rent therefor. Notwithstanding this rental credit, the CPI adjustment to Base Rent shall be without regard to the rental credit and shall be made as if full Base Rent was paid.

2.       CANCELLATION OPTION:

         Tenant may cancel this Lease effective upon the commencement of the fourth (4th) year of the Lease term by giving six (6) months prior written notice to Landlord. Upon exercising said option to cancel, Tenant shall pay to Landlord as reimbursement the unamortized portion of the base rental credit of $8,218.10 and the unamortized portion of the improvement allowance of $125,136.00. Said reimbursement shall be paid to Landlord within thirty (30) days of Tenant's notice to Landlord of its intention to exercise Tenant's cancellation option.

3.       ADDITIONAL SECURITY DEPOSIT:

         Tenant, as principal, shall deliver to Landlord upon completion of working drawings referred to in Paragraph 4 of this Lease an unconditional, irrevocable Letter of Credit in the amount of ONE HUNDRED TEN THOUSAND AND NO/100 ($110,000.00) DOLLARS payable to and in favor or Landlord as Security Deposit for the full and faithful performance by Tenant of all the terms, covenants and conditions of this Lease upon Tenant's part to be performed, which Letter of Credit shall be returned at the expiration of each Lease Year and replaced by Tenant with a new Letter of Credit with the same terms as the original Letter of Credit except that the amount shall decrease by twenty (20%) percent annually until the expiration of the term herein, provided Tenant has fully and faithfully carried out all of the said terms, covenants and conditions on Tenant's part to be performed. In the event of a bonafide sale, subject to this Lease, Landlord shall have the right to transfer the security to the buyer for the benefit of Tenant and Landlord shall be considered released by Tenant from all liability for the term of such security; and Tenant agrees to look solely to the new landlord for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new landlord.

         IN WITTNESS WHEREOF, the parties hereto have duly executed this Lease the day and year hereinafter set forth.

                                       Executed this 15th day of May 1990.

Signed, sealed and delivered           LANDLORD
in the presence of:

                                       STS BUILDING ASSOCIATES, L.P.,
                                       a Delaware limited partnership

                                       By:  Hollywood STS Associates, L.P.,
                                       Its:  General Partner
                                       By:  Hollywood, Inc. (Del.)
                                       Its:  General Partner

/S/                                    By: /S/
------------------------------              -------------------------------
                                                Its Senior Vice President

/S/                                    By: /S/
------------------------------              -------------------------------
As to Landlord                                  Its Secretary

                                       Executed this 10th day of May 1990.

Signed, sealed and delivered           TENANT
in the presence of:

                                       KOS PHARMACEUTICALS, INC.,
                                       a Florida corporation

/S/  PAMELA GREGORY                    By:  /S/  DANIEL M. BELL
------------------------------              -------------------------------
                                                Its President

/S/  SUSAN BALANDIS                  Attest: /S/  DAVID BOVA
------------------------------              -------------------------------
As to Tenant                                     Its Secretary

                                                     (Corporate Seal)

SUPPLEMENT 1 to LEASE Dated ___________________________________- Between

________________________________________________________________________
__________________________________________________________, (LANDLORD)
and ____________________________________________________________________
_________________________________________________________, (TENANT).

         PURSUANT to the provisons of the above-referenced Lease, LANDLORD and TENANT, intending to be legally bound hereby, agree that the tem of the said Lease commenced on the ____ day of _______________, 199__, shall end on the ____ day of __________________, 199__, at Midnight, unless sooner terminated or extended as therein provided.

         IN WITTNESS WHEREOF, the parties hereto have duly executed this SUPPLEMENT I the day and year hereinafter set forth.


                                        Executed this ____ day of ________ 199__.

Signed, sealed and delivered            LANDLORD
in the presence of:

                                        STS BUILDING ASSOCIATES, L.P.,
                                        a Delaware limited partnership

                                        By:  Hollywood STS Associates, L.P.,
                                        Its:  General Partner
                                        By:  Hollywood, Inc. (Del.)
                                        Its:  General Partner

                                        By:
------------------------------               -------------------------------
                                                 Its

                                        By:
------------------------------               -------------------------------
As to Landlord                                   Its

                                        Executed this ___ day of _________ 199__.

Signed, sealed and delivered            TENANT (If Corporation)
in the presence of:

                                        By:
------------------------------               -------------------------------
                                                 Its President

                                      Attest: /S
------------------------------               -------------------------------
As to Tenant                                      Its Secretary

                                                      (Corporate Seal)

                                        Executed this ___ day of _________ 199__.

Signed, sealed and delivered            TENANT
in the presence of:                     (If Individuals or an Unincorporated Identity)

                                            ------------------------------

                                            -------------------------------
                                        By:
------------------------------              -------------------------------
As to TENANT

                                  SUPPLEMENT 1
                    THIS IS A FORM ONLY - NOT TO BE EXECUTIED

                                    EXHIBIT A

                                    (Drawing)

                                   EXHIBIT "B"

                             LEASEHOLD IMPROVEMENTS

         Landlord shall build Tenant's interior improvements in the Demised Premises in accordance with final plans and specifications to be prepared by Landlord's architect and approved by Landlord and Tenant. Said final plans and specifications shall be made a part of this Lease as Exhibit C. Said final plans and specifications shall be prepared in accordance with the space plan attached hereto as Exhibit B-1 and Exhibit B-2 "Construction Items. "Substantial Completion" of said improvements shall be evidenced by Landlord's written notification to Tenant that said improvements have been substantially completed. By taking possession of the Premises following said notification, Tenant shall be deemed to have acknowledged and agreed that Landlord's improvements to the Premises were made in accordance with this Exhibit "B" and that improvements required by this Exhibit "B" have been substantially completed. All other improvements to be made to the Premises which are necessary for the conduct of Tenant's business in the Premises shall be made by Tenant, at Tenant's sole cost and expense, subject to Tenant's obligation to obtain prior written consent of Landlord to said improvements, which consent shall not be unreasonably withheld.

                                   EXHIBIT B-1

                              FLOOR PLAN (DRAWING)

                                   EXHIBIT B-2

                             CONSTRUCTION MATERIALS

 1)  CABINETS:

     Kitchen Cabinets and work top at the Analytical Laboratory of plywood construction.

2)   DOORS:

     All interior doors are solid core doors in steel door frames.

3)   PARTITIONS:

     All interior partitions of metal studs with drywall both sides.

4)   CEILING TREATMENT:

     2' x 4' Armstrong Cortega Acoustical Tile in a metal grid throughout including the warehouse area. The exception is the Formulation Lab ceiling which is of moisture- resistant drywall.

5)   FLOORING TREATMENT:

     Carpet at general office areas by "Wellco, Forum II Vogue", commercial grade. Loop weave or cut ply to be KOS Pharmaceutical's choice.

     Vinyl flooring at the men's room, women's room and the Analytical
     Laboratory.

6)   PAINTING:

     All interior partitions to be painted with two coats of latex paint. All interior doors to be painted with two coats of enamel paint. The Formulation Lab to be painted with two coats of epoxy paint.

7)   WINDOW TREATMENT:

     All exterior storefront windows to receive horizontal mini blinds.

8)   AIR CONDITIONING:

     The entire space including the warehouse space is air conditioned.

9)   PLUMBING:

     a)  Floor Drains throughout the Formulation Laboratory.
     b)  Men's bathroom and women's bathroom.

     c)  Kitchen sink.

     d)  Utility sinks at Analytical Laboratory and at the janitors closet.
     e)  Faucet at warehouse.
     f) Stub outs and fitting for steam lines, compressor lines and vacuum lines.

10)  ELECTRICAL:

     a)  Florescent light fixtures throughout office and warehouse.
     b)  Includes dust-proof light fixtures at the Formulation Laboratory.
     c) Duplex outlets, phone boxes, light switches, emergency lights and exit lights as required or as indicated on Exhibit B-1.
     d) Includes four 220-bolt outlets at the Formulation Laboratory as indicated on Exhibit B-1.
     e)  Includes four 110-volt outlets at the Formulation Laboratory.

                                    EXHIBIT C

                            PLANS AND SPECIFICATIONS

                           (Intentionally Left Blank)

                                   EXHIBIT "E"

                          RULES OF THE BUSINESS CENTER

          In addition to the terms, covenants, and conditions of the Lease, Tenant shall comply, and Tenant shall cause the Premises to comply with the following:

           A. PARKING: Parking of automobiles, trucks and other vehicles shall be restricted to areas designated for such purpose by Landlord.

          Landlord reserves the right to remove by towing any vehicle which is obstructing any door or driveway, obstructing other parked vehicles, parked in a restricted area, or is otherwise improperly parked. All towing expenses shall be paid by the vehicle owner.

          Each vehicle owner shall be responsible for any damage to Landlord's or any third party's property caused by the operation or parking of such vehicle.

          Parking both during and after normal business hours shall conform and comply with all laws, ordinances and regulations of any agency or any regulatory authority.

          Repairs to, and maintenance of, vehicles on any part of the Business Center visible outside Tenant's Premises (including washing and waxing) is prohibited.

           B. OUTDOOR STORAGE: Tenant shall not store any materials, supplies, equipment or other property outside the Premises or in trailers, whether attached to or detached from a driving unit, nor shall any such tractor/trailer be parked within the Business Center for more than twenty-four (24) continuous hours.

           C. HAZARDOUS WASTE: Tenant shall not generate, store, handle or use any hazardous effluent, material or substances in excess of lawful standards, or prohibited by code, anywhere in the Business Center.

           D. Tenant, it's officers, agents, servants, guests, invitees, licensees and employees shall not block or obstruct any of the entries, passages, doors or hallways in the Business Center nor place, empty or throw any rubbish, litter, trash or material of any nature into such areas, or permit such areas to be used at any time except for the ingress or egress of Tenant, its agents, employees, visitors or invitees.

           E. Landlord will not be responsible for lost or stolen personal property, equipment, money or any article taken from the Premises or any other part of the Business Center, regardless of how or when such loss occurs.

           F. Tenant, its officers, agents, servants or employees shall not use any part of the Premises or the Business Center for housing, lodging or sleeping purposes without the prior written consent of Landlord.

           G. Tenant shall not permit the operation of any musical or sound-producing instruments or devices which may be heard outside the Premises.

           H. The plumbing facilities shall not be used for any purpose other than that for which they are constructed, and no foreign substances of any kind shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by Tenant.

           I. All contractors and/or technicians performing work for Tenant within the Premises shall be approved by Landlord before commencing work. This shall apply to, but shall not be limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and all installations affecting floors, walls, windows, doors, ceilings, equipment or any other physical feature of the Premises.

           J. Canvassing, soliciting and peddling in the Industrial Park, including, without limitation, the distribution of any handbills or other advertising matter in automobiles parked in the Business Center, is prohibited, and each Tenant shall cooperate to prevent the same. In this respect, Tenant shall promptly report any such activities to Landlord.

           K. In the event Tenant must dispose of crates, boxes or other refuse which will not fit into office wastepaper baskets, it will be the responsibility of Tenant to dispose of same in the waste dumpsters provided by Landlord, broken down into the smallest and most reasonably compact components. In no event shall Tenant set such items in areas of the Industrial Park other than within Tenant's own Premises for disposal.

           L. If the Premises should become invested with vermin, Tenant at its sole cost and expense, shall cause the Premises to be exterminated at such time, and from time to time, to the satisfaction of Landlord.

           M. Tenant shall not install any antenna or aerial wires, radio or television equipment, inside or outside of the Premises without Landlord's prior written approval and upon such reasonable terms and conditions as may be specified by Landlord in each and every instance.

                      FIRST MODIFICATION OF LEASE AGREEMENT

         THIS FIRST MODIFICATION OF LEASE AGREEMENT, Made this 15th day of July, 1991, by and between STS BUILDINGS ASSOCIATES, L.P., a Delaware limited partnership, hereinafter referred to as LANDLORD, and KOS PHARMACEUTICALS, INC., a Florida corporation, hereinafter referred to as TENANT.

                                   WITNESSETH:

         WHEREAS, the parties hereto did heretofore the 15th day of May, 1990, enter into a certain Lease Agreement for the Demised Premises located at Suite 140, Two Oakwood Boulevard, Hollywood, Florida 33020.

         WHEREAS, the parties hereto desire to modify said Lease Agreement upon certain terms and conditions as more fully set forth hereinafter, effective upon execution of this First Modification of Lease Agreement.

         NOW, THEREFORE, in consideration of the promises, covenants and undertakings hereinafter set forth and for other good and valuable considerations, the parties hereto agree as follows:

          1. Tenant shall have the option to extend the Term of the Lease Agreement described herein to expire effective upon the Expiration Date of that Lease Agreement dated May 2, 1991 duly executed by both LANDLORD and the TENANT for space located at Suite 150, Two Oakwood Boulevard, Hollywood, Florida 33020. Tenant shall give Landlord notice of its intent to exercise said option one hundreds eighty (180) days prior to the Expiration Date of said Lease Agreement. In the event TENANT exercises this extension option, Base Rental shall be determined in accordance with Paragraph 31 of the Lease Agreement.

          2. EMPLOYMENT OPTION CREDIT: TENANT may, at its option, receive a credit against their Base Rent if, for any calendar year by January 30 of the applicable calendar year, TENANT shall have employed one or more full-time (30 hours or more per week) residents of the subdivision of Liberia for said calendar year. The credit received shall be equal to a reduction in the Base rent of $.50 per square foot of the Demised Premises per full-time Liberia employee, in no event, however, shall the total credit exceed $3,000 per calendar year ("Employment Option Credit"). TENANT shall be eligible for the Employment Option Credit only at the end of the applicable calendar year and shall not be entitled to any Base Rent reductions during the applicable calendar year. TENANT shall also not be entitled to any of the Employment Option Credit for employment of less than a full calendar year (except for employment in January thereof). TENANT must provide to LANDLORD proof of full-time employment (for example, in the form of a W-2 form for each said employee) for each Liberia resident for the entire calendar year (except for the period up to January 30) as well as proof of residency for each Liberia employee. Upon satisfactory proof of same to LANDLORD, LANDLORD shall allow TENANT the Employment Option Credit which shall be applied against the next calendar year's Base Rent, on a monthly pro rata basis, with the applicable Employment Option Credit amount divided into twelve equal reduction amounts and applied against each monthly installment of the subsequent calendar year's Base Rent.

         Tenant may elect eligibility for the Employment Option Credit for subsequent calendar years or may elect not to pursue eligibility, at TENANT'S sole option. TENANT'S failure to pursue eligibility for any given calendar year shall not prejudice TENANT from pursuing eligibility in any subsequent calendar year. The Employment Option Credit shall run through the term of this Lease and any extensions, option, renewals and modification thereto.

         3. Except as modified hereby all of the terms, provisions and conditions of the original Lease Agreement of May 15, 1990 shall remain in full force and effect and hereby ratified and confirmed by the parties.

IN WITTNESS WHEREOF, the parties hereto have duly executed this Lease the day and year hereinafter set forth.

WITNESSES:                              LANDLORD:

                                        STS BUILDING ASSOCIATES, L.P.,
                                        a Delaware limited partnership

                                        By:  Hollywood STS Associates, L.P.,
                                        Its:  General Partner
                                        By:  Hollywood, Inc. (Del.)
                                        Its:  General Partner

/S/ ILLEGIBLE                           By: /S/  ROGER LEBLANC
------------------------------              -------------------------------
                                             Roger LeBlanc, Sr. Vice President

/S/ ILLEGIBLE                           By: /S/  THEODORE R. STOTZER
------------------------------              -------------------------------
As to Landlord                               Theodore R. Stotzer, Secretary

WITNESSES:                              TENANT

                                        KOS PHARMACEUTICALS, INC.,
                                        a Florida corporation

/S/  PAMELA GREGORY                     By:  /S/ DANIEL M. BELL
------------------------------              -------------------------------
                                             Its President

/S/  LAURA BONITTO                    Attest: /S/ DANIEL M. BELL
------------------------------              -------------------------------
As to Tenant                                  Its Secretary

                                                      (Corporate Seal)

         SUPPLEMENT I TO LEASE Dated March 15, 1990 Between STS BUILDINGS ASSOCIATES, L.P., (LANDLORD) and KOS PHARMACEUTICALS, INC. (TENANT).

         PURSUANT to the provisions of the above-referenced Lease, LANDLORD and TENANT, intending to be legally bound hereby, agree that the Term of said Lease commenced on the 19th day of November, 1990, and shall end on the 30th day of November, 1995 at Midnight, unless sooner terminated or extended as therein provided.

         IN WHITNESS WHEREOF, the parties hereto have duly executed this SUPPLEMENT I to said Lease the day and year hereinafter set forth.

                                        Executed this 19th day of February 1991.

Signed, sealed and delivered            LANDLORD
in the presence of:

                                        STS BUILDING ASSOCIATES, L.P.,
                                        a Delaware limited partnership

                                        By:  Hollywood STS Associates, L.P.,
                                        Its:  General Partner
                                        By:  Hollywood, Inc. (Del.)
                                        Its:  General Partner

/S/ ILLEGIBLE                           By:  /S/  ROGER LEBLANC
------------------------------              -------------------------------
                                              Its Senior Vice President

/S/ ILLEGIBLE                           By: /S/  THEODORE R. STOTZER
------------------------------              -------------------------------
As to Landlord                                Its Secretary

                                        Executed this 7th day of February 1991.

Signed, sealed and delivered            TENANT
in the presence of:

                                        KOS PHARMACEUTICALS, INC.,
                                        a Florida corporation

/S/ LAURA BONITTO                       By:  /S/  DANIEL M. BELL
------------------------------              -------------------------------
                                              Its President

                                      Attest:
------------------------------              -------------------------------
As to Tenant                                  Its

                                                      (Corporate Seal)

                                       1